UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

LEGACY VENTURES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1776 Yorktown, Ste. 550

Houston, Texas 77056

(Address of principal executive office)

1-713-660-1100

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 — Termination of a Material Definitive Agreement.

On September 15, 2017, Legacy Ventures International, Inc., (the “Company”), filed a Current Report on Form 8-K (the “09/15/17 Form 8K”) announcing that effective September 11, 2017 (the “Closing Date”), the Company, on the one hand, and Nexalin Technology, Inc., a Nevada corporation (“Nexalin”), and shareholders of Nexalin holding a majority of the issued and outstanding shares of Nexalin common stock (the “Nexalin Shareholders”), on the other hand, entered into a Share Exchange Agreement (the “Share Exchange Agreement”), dated as of September 1, 2017.  In the Share Exchange Agreement the Company agreed to issue units in exchange for all the outstanding equity stock of Nexalin held by the Nexalin Shareholders. The “Units” were to consist of an aggregate of approximately 25,000,000 newly issued shares of the Company’s Common Stock, $0.001 par value, and warrants (the “Warrants”) to purchase an aggregate of approximately 25,000,000 newly issued shares of the Company’s Common Stock, $0.001 par value.

On November 29, 2017, the Company filed an amendment to its 09/15/17 Form 8-K (the “11/29/17 Amended Form 8K”) announcing that the “Closing Date” as defined in the Share Exchange Agreement was September 30, 2017, and, further, that as of the date of the of the 11/29/17 Amended Form 8K, the holders of approximately 90% of the equity securities of Nexalin had exchanged their shares into shares of the Company’s Common Stock.

On December 26, 2017, the Company filed a Current Report on Form 8K (the “12/26/17 Form 8K”) announcing that on December 21, 2017, the Company’s sole officer and director, Randy Letcavage, who was at the time Nexalin’s sole officer and director, resigned all officer and director positions with the Company and Nexalin. It was also announced that Mark White was appointed as the Interim Chief Executive Officer and Interim Chief Financial Officer of both the Company and Nexalin. Finally, it was announced that Rick Morad was appointed as the sole director of the Company and Nexalin.

On February 1, 2018, the Company filed a Current Report on Form 8K (the “02/01/18 Form 8K”) announcing that Mark White was appointed as a Company director.

On February 28, 2018, the Company filed a Current Report on Form 8K (the “02/28/18 Form 8K”) wherein the Company filed (i) the Nexalin audited financial statements for the twelve months ended June 30, 2017 and 2016; (ii) the Nexalin unaudited financial statements for the three months ended September 30, 2017 and 2016; and (iii) the Nexalin unaudited condensed pro forma financial statements for the Company for the twelve months ended June 30, 2017 and as of and for the three months ended September 30, 2017.

On March 30, 2018, the Company filed a Current Report on Form 8K (the “03/30/18 Form 8K”) announcing the appointment of Dr. Benjamin V. Hue as a director of the Company.

Notwithstanding the disclosure made in the 09/15/17 Form 8K and the11/29/17 Amended Form 8K, the consummation of the acquisition of Nexalin was subject to a number of contractual conditions and legal requirements. These included:

(i)

all representations and warranties of the Company contained in the Share Exchange Agreement were to be true in all material respects;

(ii)

the Company was to have performed and complied in all material respects with all covenants and agreements required by the Share Purchase Agreement;

(iii)

the Company was to obtain all material consents, approvals and authorizations required to be obtained and make all filings required to be made by the Company for the authorization and consummation of the Share Purchase Agreement;

(iv)

Nexalin and the Nexalin Shareholders were to be given the opportunity to initiate and complete their legal, accounting and business due diligence of the Company and the results were to be satisfactory to Nexalin and the Nexalin Shareholders in their sole and absolute discretion;

(v)

the Units, which included the Company Common Stock and Warrants, were to be delivered to the Nexalin Shareholders within five (5) business days following the Closing of the Share Exchange Agreement. The Company was also required to take any and all action required under the various state securities laws in connection with the issuance of the Units.

Once new management and a new board of directors were in place, they conducted a review of the Company and the steps taken and to be taken to consummate the acquisition of Nexalin.  After the due diligence review was performed, including legal, accounting and business investigations of the Company, the new management and new board of directors became aware of a series of issues that put into question whether there had been or could be completion of the acquisition transaction and that put into issue whether past actions by the Company complied with applicable legal requirements and better business practice. After performing this due diligence  review, the new board of directors determined that many of the requirements of and pre-conditions to the Share Exchange Agreement were not completed and condition of the Company was not satisfactory to accomplish the objectives of the Share Exchange Agreement.

After careful consideration, the current management and board of directors believe that the previously announced share exchange, in fact, had not closed, and because of the many issues identified in its due diligence review, some of which cannot ever be satisfied or adequately remedied, it considers that the Share Exchange Agreement is null and void ab initio.

It is the opinion of current management and the current board of directors, based on the nullity of the Share Exchange Agreement, that Nexalin never was and is not now a wholly owned subsidiary of the Company.  Investors are cautioned to only consider the Company as a stand- alone company with few assets and no operations.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 11, 2018, Mark White tendered his resignation as a director to the Board of Directors and as the Chief Executive Officer and Chief Financial Officer to the Company, effective immediately.

On April 11, 2018, Rick Morad tendered his resignation as a director to the Board of Directors, effective immediately.

On April 11, 2018, Dr. Benjamin V. Hue tendered his resignation as a director to the Board of Directors, effective immediately.

The Company is currently without any officers or directors.  The shareholders of the Company need to consult with appropriate counsel to take action to install new directors and management.

Investors in the Company should consider the risk of investing in a company with no board of directors or management at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY VENTURES INTERNATIONAL, INC.

Dated: April 11, 2018	By:	/s/ Mark White
Name: Mark White
Title: Chief Executive Officer